SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 25, 2018
MERIDIAN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-14902	31-0888197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No. )

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (513) 271-3700
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02.   Results of Operation and Financial Condition.

On  January 25, 2018, Meridian Bioscience, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended December 31, 2017.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of shareholders at the Company's Annual Meeting of Shareholders held on January 25, 2018:

(a)   Votes regarding the election of eight directors:

Name	For	Withheld	Broker Non-Votes
James M. Anderson	31,806,031	1,477,808	5,263,007
Dwight E. Ellingwood	32,180,635	1,103,204	5,263,007
Jack Kenny	33,075,854	207,985	5,263,007
John A. Kraeutler	33,053,069	230,770	5,263,007
John C. McIlwraith	32,531,158	752,681	5,263,007
David C. Phillips	32,286,348	997,491	5,263,007
John M. Rice, Jr.	33,070,346	213,493	5,263,007
Catherine A. Sazdanoff	32,374,941	908,898	5,263,007

(b)   Advisory votes regarding named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
31,360,550	1,792,133	131,156	5,263,007

(c)   Advisory votes regarding frequency of future Say-on-Pay votes:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
5,609,986	99,882	27,309,425	264,546	5,263,007

(d)   Votes regarding the ratification of the Audit Committee's appointment of Grant Thornton LLP as the Company's Independent Registered Public Accountants for fiscal 2018:

For	Against	Abstain
36,533,328	1,933,443	80,075

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
	99.1	Press Release of the Company dated January 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MERIDIAN BIOSCIENCE, INC.
Date: January 26, 2018
By: /s/ Melissa A. Lueke
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)